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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                Current Report

                      Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 1, 2001


                          Allied Research Corporation
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                 0-2545                         04-2281015
         (Commission File Number)  (I.R.S. Employer Identification No.)


    8000 Towers Crescent Drive, Suite 260, Vienna, Virginia         22182
          (Address of Principal Executive Offices)                (Zip Code)


       Registrant's Telephone Number, including area code (703) 847-5268

                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5:  The Registrant has amended its separate employment letter agreements
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with each of J. H. Binford Peay, III, John G. Meyer, Jr., and Bruce W. Waddell
in the forms attached hereto as Exhibits 99.1, 99.2 and 99.3 respectively. The Registrant has entered into an employment letter agreement with Charles A. Hasper in the form attached hereto as Exhibit 99.4.

Exhibits:  99.1  -  Employment letter agreement amendment between Registrant and
                    J. H. Binford Peay, III

           99.2. - Employment letter agreement amendment between Registrant and John G. Meyer, Jr.

           99.3. - Employment letter agreement amendment between Registrant and Bruce W. Waddell

           99.4. -  Employment letter agreement between Registrant and Charles
                    A. Hasper


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALLIED RESEARCH CORPORATION


                                        By:  /s/ John G. Meyer, Jr.
                                            -------------------------------
Date:  August 20, 2001                       John G. Meyer, Jr.,
                                             Executive Vice President and
                                             Chief Operating Officer

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